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                                                                  EXHIBIT 23.3
                                   CONSENT


   We hereby consent to the use of our firm name in IAT Multimedia, Inc.'s Amendment No. 4 to the Registration Statement on Form S-1 and in the Prospectus forming a part of such Registration Statement. In giving this consent, we do not concede that we come within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.



                                                 /s/ DR. SCHACKOW & PARTNER
Dated: March 14, 1997